Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated March 13, 2017
to the currently effective Statutory Prospectus and Summary Prospectus (the "Prospectuses"), as each may be supplemented from time to time, for Series Z (Alpha Opportunity Series) (the "Series")

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The Series has selected the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index as its primary benchmark index as a replacement for the S&P 500 Index. The Series selected the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index as its primary benchmark index because it believes that this index is more reflective of its investment style.

Effective immediately, the following entry is added to the table in the section of the Prospectuses entitled “Performance Information—Average Annual Total Returns (for the periods ended December 31, 2015)” as it relates to the Series:

	1 Year	5 Years	10 Years
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.05%	0.08%	1.24%

Please Retain This Supplement for Future Reference

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